EXHIBIT 25.1 - STATEMENT OF
                            ELIGIBILITY OF TRUSTEE


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

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                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                            FIRST UNION NATIONAL BANK

               (Exact name of Trustee as specified in its charter)

230 SOUTH TRYON STREET, 9TH FLOOR
CHARLOTTE, NORTH CAROLINA                28288-1179              56-0900030
(Address of principal executive office)  (Zip Code)           (I.R.S. Employer
                                                             Identification No.)

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                          Grupo Iusacell, S.A. DE C.V.
               (Exact name of obligor as specified in its charter)

Mexico                                                       N/A
(State or other jurisdiction of incorporation                (I.R.S. Employer
 or organization)                                            Identification No.)

Montes Urales 460
Lomas de Chapultepec
Delegacion Miguel Hidalgo
Mexico, D.F.  110000
(Address of principal executive offices)                     (Zip Code)

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                       10% SERIES B SENIOR NOTES DUE 2004
                       (Title of the indenture securities)


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1.    General information.

      (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

            The Comptroller of the Currency, Washington, D.C.
            Federal Reserve Bank of Richmond, Virginia.
            Federal Deposit Insurance Corporation, Washington, D.C.
            Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

      (b)   The Trustee is authorized to exercise corporate trust powers.

2.    Affiliations with obligor.

            The obligor is not an affiliate of the Trustee.
            (See Note 1 on Page 3)

Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, items 3 through 15 are not required herein.

16.   List of Exhibits.

      (1) Articles of Association of the Trustee as now in effect. Incorporated by reference to Exhibit 25.1 to the current report on form 8K of Summit Proprties Partnership L.P. Filed 7/23/97.

      (2) Certificate of Authority of the Trustee to commence business. Incorporated by reference to Exhibit 25.1 to the current report on form 8K of Summit Proprties Partnership L.P. Filed 7/23/97.

      (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated by reference to Exhibit 25.1 to the current report on form 8K of Summit Proprties Partnership L.P. Filed 7/23/97.

      (4) By-Laws of the Trustee.

          Incorporated by reference to Exhibit 25.1 to the current report on form 8K of Summit Proprties Partnership L.P. Filed 7/23/97.

      (5) Inapplicable.

      (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

      (7) Report of condition of Trustee.

      (8) Inapplicable.

      (9) Inapplicable.


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                                      NOTES

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         1. In asmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information. Items 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


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                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina on the 22nd day of September, 1997.


                                    FIRST UNION NATIONAL BANK
                                    (Trustee)


                                    BY: /s/ Shawn Bednasek
                                        ----------------------


                                                                 EXHIBIT T-1 (6)

                               CONSENTS OF TRUSTEE

         Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Grupo Iusacell, S.A. DE C.V. of its 10 % Series B Senior Notes Due 2004, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                    FIRST UNION NATIONAL BANK


                                    BY: /s/ Terry Baker
                                        -------------------
                                    Title: Vice President

Dated: September 22, 1997


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